Exhibit 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND

18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of Zunicom, Inc. and Subsidiary (the

"Company") Quarterly Report on Form 10-Q for the period ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the

"Report"),I, John C. Rudy, Chief Financial Officer of the Company, certify,

pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as

enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of

section 13(a) or 15(d) of the Securities Act of 1934;

and

(2) The information contained in the Report fairly presents,

in all material respects, the financial condition and

results of operations of the Company,

/s/ John C. Rudy
-------------------------------------
John C. Rudy
Chief Financial Officer
principal financial officer

Date: May 16, 2011

Exhibit 32.2 – 1